Exhibit 99.1

Version 36 Corporate Presentation Q4 2008

2 Forward Looking Statements This presentation contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Examples of such forward-looking statements include statements concerning the safety and efficacy of the company's product candidates, target dates for completing the company’s ongoing preclinical studies and clinical trials, the therapeutic potential of Tß4 for dermal, ophthalmic, cardiovascular and neurovascular wounds and the size of potential markets for the company’s drug candidates. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risk that the company’s product candidates may not demonstrate safety and/or efficacy in clinical trials and such other risks described in the company’s annual report on Form 10-K, for the year ended December 31, 2007, as amended, its quarterly report on Form 10-Q for the period ended June 30, 2008, and other filings the company makes with the SEC. Any forward-looking statements are made pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, speak only as of the date made. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Company Overview Company founded in 1982 - Tß4 development initiated in 2000 with license from NIH Publicly-traded biopharmaceutical company - American Stock exchange – Symbol: RGN Based in Bethesda, MD - 11 employees Employs an outsourcing business model - Small, manageable infrastructure 4 drug candidates, 4 separate formulations and 5 ongoing clinical trials based on Thymosin Beta 4 (Tß4) peptide

4 RGN value proposition Tß4 is a critical component of tissue protection & repair Numerous published studies show Tß4’s broad biological activities Multiple Tß4 formulations developed to optimize clinical potential RGN expects to report clinical data over next 12 months - RGN-137 phase II dermal clinical data expected in Dec 2008 and Jan 2009 • EB phase II data expected in 2009 - RGN-259 shows signs of efficacy in an ophthalmic “compassionate use” patient • Ophthalmic phase II data expected in 2009 - RGN-352 phase IB data expected in Q1 2009 RGN participating in 18 research collaborations world-wide RGN maintains broad patent portfolio with over 60 granted or filed ww RegeneRx’s goal is to optimize commercial value and investment return for shareholders via strategic licensing and partnerships in multiple therapeutic areas

5 Multiple drug formulations – 3 in clinical trials, 1 preclinical - Topical gel / RGN-137 - Eye drops / RGN-259 - Parenteral / RGN-352 - Inhalation / RGN-457 Clinical trials focused on tissue protection and repair - 3 dermal phase II wound healing trials / RGN-137 - Ophthalmic phase II wound healing trial / RGN-259 - Parenteral (cardiac) phase I safety trial / RGN-352 - Inhalation (preclinical) / RGN-457 One existing partnership - Out-licensed selected European rights • Sigma-Tau Pharmaceuticals – Rome, Italy RGN is focused yet diversified

6 Tß4 key tissue protection and repair molecule 43-amino acid peptide Synthetic copy of naturally occurring, conserved molecule – not a growth factor Found in most cells but not red blood cells1 Highest concentration in blood platelets,3 white blood cells and macrophages First gene to up-regulate when wound occurs2 Key actin regulator in mammals4 Increases myocardial salvage of “at risk” myocardial tissue and improves ventricular function11 Active topically and systemically5,7

7 Dermal RGN-137

8 RGN-137 accelerates dermal tissue repair in rats Re-epithelialization Anti-inflammation Malinda et al, Thymosin B4 Accelerates Wound Healing, The Soc for Inv Derm, 1999 Angiogenesis Collagen Deposition acceleration Control Topical I.P. Biologic Activities 1. Re-epithelialization 2. Anti-Inflammation 3. Angiogenesis 4. Collagen deposition acceleration • 9 rats • Each with 6 wounds • Treated topically and intra-peritoneal • Biopsies taken 7 days post TX

9 RGN-137 phase II data expected in Dec 2008 & 2009 Phase I dermal safety - 15 healthy volunteers - Safe and well-tolerated Phase II pressure ulcers - 72-patient trial at 19 U.S. sites - Randomized, double-blind, placebo-controlled, dose-escalation, 84-day treatment - Target enrollment completed - Data due in Dec 2008 Phase II venous stasis ulcers - 72-patient trial ongoing at 10 European sites - Randomized, double-blind, placebo-controlled, dose-escalation, 84-day treatment - Target enrollment completed - Data due in Jan 2009 Phase II epidermolysis bullosa (EB) - partially funded by FDA - 36-patient trial ongoing – currently enrolling patients, up to 15 U.S. sites - Randomized, double-blind, placebo-controlled, dose-escalation, 56-day treatment - Target enrollment completion expected in 2009 - Data due in 2009

10 Ophthalmic RGN-259

11 RGN-259 accelerates tissue repair after eye injury in mice Sosne et. el., TB4 promotes corneal wound healing and decreases inflammation in vivo following alkali injury, Exp Eye Res, 2002 Inflammatory Cells Re-epithelialization Biologic Activities 1. Reduced Inflammation (NFkB, TNF alpha, IL-1B, IL-8 and IL-6) 2. Re-epithelialization • 129 Mice • Chemically induced eye injury

12 RGN-259 shows signs of human efficacy First “Compassionate Use” of RGN-259 Patient: - Middle age female - Severe diabetic - Serious cardiac and liver disease - Underwent Vitrectomy surgery - Non-healing cornea after 23 days post surgery - Wound healed after topical administration of Tß4 by day 11 - Immediate reduction of irritation and inflammation - Following completion of healing new tissue sloughed off due to unknown cause Wayne State University Patient, 2006

13 RGN-259 proof of concept trial - data expected in 2009 No phase I ophthalmic study required - Per discussion with the FDA Ophthalmic Review Committee - Based on safety of all non-clinical studies and topical dermal formulation Phase II corneal wound healing post-vitrectomy - 36-patient trial – enrolling patients, 14 U.S. sites - Randomized, double-blind, placebo-controlled, dose-escalation, 14 day treatment period - Target enrollment completion: 2009

14 RGN-259, 5 compassionate use ophthalmic patients First compassionate IND, 1 patient - Completed treatment in Q2 2006 - 1 patient, severe diabetic - Non-healing cornea after 23 days post surgery - Immediate reduction of irritation and inflammation - Wound healed after topical administration of Tß4 by day 11 Second compassionate IND, 4 patients - RegeneRx providing RGN-259 for compassionate use in patients with non-healing corneal wounds - Treatment is currently ongoing - Scheduled to complete treatment in Q4 2008

15 Cardiovascular RGN-352

16 Tß4’s (RGN-352) powerful preclinical cardiac data Statistically significant improvement in ventricular function (p<0.0001) in mouse heart failure model 7 Statistically significant reduction in ventricular scarring (p<0.02) after acute myocardial infarction (M.I.) when administered within 24 hours post-M.I. in mouse heart failure model 7 In vitro, causes mouse cardiac cells to beat more rhythmically, more rapidly, more vigorously, doubled survival vs. control group (p<0.0001 – p<0.05) 7 Improved survival post-M.I. by 70% over placebo in mouse heart failure model (p<0.03) Caused mature (adult) stem cells to differentiate into cardiac blood vessels and quickly repair damaged heart in mouse model 11 Confers cardio-protective effects in ischemic-reperfusion pig model (closest to human experience) 13

RGN-352 significantly improves ventricular function in mice



~65% Improvement of Fractional Shortening at 4 Weeks
P<0.0001
c
Fractional Shortening (%)
50
40
30
20
10
PBS
TB4
PBS
TB4
Two weeks
Four weeks
~100% Improvement of Ejection Fraction at 4 Weeks
P<0.0001
d
Ejection Fraction (%)
80
70
60
50
40
30
20
10
0
PBS
TB4
PBS
TB4
Two weeks
Four weeks

- 58 Mice
- Evaluated at 2 & 4 wks

Bock-Marquette, et. al, Thymosin B4 activates integrin-linked kinase and promotes cardiac cell migration, survival and repair, NATURE, 2004

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RGN-352 reduces heart damage after injury in mice


PBS
TB4 IP
TB4 IC
rv
lv
a
c
e
b
d
f

Blue staining indicates scar tissue, red indicates viable myocardium (heart tissue)

~53% Reduction in Scar Volume


Scar volume (%)
0
5
10
15
20
25
30
35
p < 0.02
*
PBS
TB4

- 58 Mice
- Treated systemically and intracardial
- Evaluated at 4 weeks post ligation

Biologic Activities

1. Prevents apoptosis
2. Enhanced myocardial salvage

Bock-Marquette, et. al, Thymosin B4 activates integrin-linked kinase and promotes cardiac cell migration, survival and repair, NATURE, 2004

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19 RGN-352 phase IB safety data expected in Q1 2009 Phase I - Two components: phase IA and IB - Normal healthy volunteers - 40 subjects in each phase - Randomized, double-blind, placebo-controlled, dose response - Target enrollment completion: • IA – Completed in Q3 2008 • IB – Completion in Q1 2009 Phase I designed to support safety for AMI and other parenteral indications of interest - Crohn’s & ulcerative colitis - Ischemic renal disease - Stroke - Epidermolysis bullosa (EB)

20 Pipeline Overview and Clinical Timelines

21 RGN Sponsoring 5 trials for multiple indications Indications Preclinical Phase I Phase II Data targeted Pressure Ulcers (72 patients) Venous Stasis Ulcers (72 patients) Epidermolysis Bullosa (36 patients) Corneal Wound Healing associated with diabetic vitrectomy surgery (36 patients) Acute Myocardial Infarction (80 total subjects) RGN-137 Dermal RGN-352 Parenteral Dec 2008 RGN-259 Ophthal. Jan 2009 2009 Ph. IA – Completed Ph. IB – Q1 2009 All trials are double-blinded, placebo-controlled, and dose-escalating 2009

22 RGN’s product development pipeline Indications Research/PC Phase I Phase II Phase III Pressure Ulcers Venous Stasis Ulcers Epidermolysis Bullosa Diabetic Foot Ulcers Burns Corneal Wounds Recurrent Corneal Erosions Corneal Surgeries Sjögren’s Dry Eye Acute Myocardial Infarction Ischemic Stroke Ischemic Renal Disease Crohn’s/Ulcerative Colitis Epidermolysis Bullosa Multiple Sclerosis Cystic Fibrosis Bronchiectasis RGN-137 (Topical) RGN-259 (Eye Drop) RGN-352 (Injectable) RGN-457 (Inhalation)

23 Market Opportunities & Partnering Strategy

Multiple formulations broaden potential pipeline

Product	Disease	Approx. US population/yr.	Approx. US peak market value - $M
RGN-137	Pressure, Venous, and Diabetic Ulcers	3,000	$500-$600
	Epidermolysis Bullosa (EB)	12,000	$50-$60
	Burns	22,000	$10-$20
RGN-259	Diabetic Vitrectomy Surgery	1,000	<$10
	Sjögren's Dry Eye	2,800,000	>$1,500
	Corneal Surgeries	1,300,000	$100-$150
	Recurrent Corneal Erosions	2,800,000	>$1,000
RGN-352	Acute Myocardial Infarction (AMI)	650,000	$800-$900
	Ischemic Stroke	700,000	>$400
	Crohn's Disease	125,000	$400-$500
	Ulcerative Colitis	160,000	$400-$500
	Epidermolysis Bullosa (EB)	12,000	$50-$100
	Ischemic Renal Disease	1,000,000	>$1,500
RGN-457	Cystic Fibrosis	30,000	$400-$500
	Bronchiectasis	81,000	$700-$800

US Treatable Populations and Market Values based on RegeneRx market research and price, dose, regimen assumptions. There is no assurance that these figures are accurate now or will be accurate if and when RegeneRx has commercialized a product that addresses the relevant market. There is also no assurance that RegeneRx or a partner will seek to develop drug candidates that address all or any of the above-references markets.

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25 RGN focused on licensing and partnering strategies that optimize commercialization RegeneRx’s strategy is to develop and commercialize RGN-137 and RGN-352 for EB topical and injectable use Out-license rights for all other indications for development and commercialization - Topical RGN-137 - Ophthalmic RGN-259 - Parenteral RGN-352 - Inhalation RGN-457

26 Summary Tß4 is a critical component of tissue protection & repair Numerous published studies show Tß4’s broad biological activities Multiple Tß4 formulations developed to optimize clinical potential RGN expects to report clinical data over next 12 months - RGN-137 phase II dermal clinical data expected in Dec 2008 and Jan 2009 • EB phase II data expected in 2009 - RGN-259 shows signs of efficacy in an ophthalmic “compassionate use” patient • Ophthalmic phase II data expected in 2009 - RGN-352 phase IB data expected in Q1 2009 RGN participating in 18 research collaborations world-wide RGN maintains broad patent portfolio with over 60 granted or filed ww RegeneRx’s goal is to optimize commercial value and investment return for shareholders via strategic licensing and partnerships in multiple therapeutic areas

27 Appendix

Bibliography

1. Huff T et al., (2001) β-Thymosins, small acetic peptides with multiple functions, *Int. J. Biochem. Cell Biol.*, 33, 205-220.
2. Grant DS et. al.,(1995) Matrigel induces thymosin β4 gene in differentiating endothelial cells. *J. Cell Sci.* 108, 3685-3694.
3. Huff T et. al., (2002) Thymosin beta 4 is released from human blood platelets and attached by factor XIIIa (transglutaminase) to fibrin and collagen. *FASEB J.* 16, 691-6.
4. Sanders MC *et al.*, (1992) Thymosin β4 (Fx peptide) is a potent regulatory of actin polymerization in living cells, *Proc. Natl. Acad. of Sci., U.S.A.*, 89, 4678-4682.
5. Malinda KM et. al.,(1999) Thymosin β4 accelerates wound healing. *J. Invest. Dermatol.* 113, 364-8.
6. Malinda KM et. al.,(1997) Thymosin β4 stimulates directional migration of human umbilical vein endothelial cells. *FASEB J.* 11, 474-481.
7. Bock-Marquette et.al.,(2004) Thymosin β4 activates integrin-linked kinase and promotes cardiac cell migration, survival and cardiac repair. *Nature* 432, 466-472.
8. Sosne G et.al.,(2004) Thymosin β4 stimulates laminin-5 production independent of TGF-beta. *Exp. Cell Res.* 293, 175-183.
9. Sosne G et. al.,(2004) Thymosin-β4 Inhibits Corneal Epithelial Cell Apoptosis after Ethanol Exposure In Vitro. *Invest. Ophthalmol. Vis. Sci.* 45,1095–1100.
10. Sosne G et. al,(2002) Thymosin β4 promotes corneal wound healing and decreases inflammation *in vivo* following alkali injury. *Exp. Eye Res.* 74, 293-299.
11. Smart N et. al.,(2007) Thymosin β4 induces adult epicardial progenitor mobilization and neovascularization. *Nature* 445, 177-182.
12. Popoli P, et al., (2007) Neuroprotective effects of thymosin beta 4 in experimental models of excitotoxicty. Ann. NY Acad. Sci. 1112, 219-224.
13. Hinkel, et.al., Abstract 698: Cardioprotective potential of TB4 after ischemia/reperfusion in preclinical pig model, AHA, George E Brown Memorial Lecture, 2007.

28

Management

- Dr. Allan Goldstein – Chairman & Chief Scientific Advisor
  - Founder of RegeneRx, Discoverer of Tα1 and Tβ4
  - Chairman of Biochemistry and Molecular Biology, George Washington Univ School of Medicine
  - Author of over 400 scientific articles; inventor of more than 25 U.S. Patents
- J.J. Finkelstein – President & CEO
  - Former President and CEO, Cryomedical Sciences, Inc.,
  - Member of Executive Committee of the Board of Directors, Technology Council of Maryland
  - 26 years senior management experience in biotechnology industry
  - Brought several medical products through FDA and to the market
- C. Neil Lyons, C.P.A. – Chief Financial Officer
  - Practiced public accounting with Deloitte for over 10 years
  - Senior financial executive with HFS, Inc. (major defense contractor), Bell Atlantic, and SkyBridge, LP, (an international satellite broadband startup that raised $400 million in equity)
  - Accomplished in financial management, SEC regulations and corporate strategy
- David Crockford – Vice President, Clinical & Regulatory Affairs
  - 26 years global regulatory and clinical affairs experience in pharmaceutical industry
  - Responsible for obtaining marketing approval for 18 drug products and 17 *in vitro* diagnostic tests
  - Negotiated corporate partnerships and licensing agreements with major pharmaceutical firms

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30 Scientific Advisory Board Allan Goldstein, PhD – Chairman & Chief Scientific Advisor - Professor and Chair, Dept of Biochemistry and Molecular Biochemistry, GWU Med School, Washington, DC Herve Byron, MD, MSc - Ophthalmologist, editorial board of several ophthalmic journals, New York, NY Paolo Carminati, PhD - Director of R&D at Sigma-Tau Group, Rome, Italy, President of Sigma-Tau Research Inc. Jo-David Fine, MD, MPH - Professor of Medicine, Div of Dermatology, Vanderbilt Univ Med Ctr; specialist in EB, Nashville, TN Ewald Hannappel, PhD - Professor of Biochemistry, University of Erlangen, Nuremberg, Germany Hynda Kleinman, PhD - Former Chief of the Cell Biology Section at the NIDCR, Bethesda, Maryland. Gabriel Sosne, MD - Associate Professor, Dept of Ophthalmology, Wayne State Univ. School of Med and Kresge Eye Institute, Detroit, MI Deepak Srivastava, MD - Director, Gladstone Inst of Cardiovascular Disease, Prof, Pediatrics and Biochemistry & Biophysics, Pirag Distinguished Professor in Pediatric Dev Cardiology, Univ of California, San Francisco, CA

31 RGN has a broad patent portfolio Obtained world-wide intellectual property rights under an exclusive license from NIH in 1999 Granted or applied for over 60 world-wide patents related to Tß4, active fragments, compositions of matter, combinations, uses and methods of delivery Patents expire from 2019 – 2027 Orphan drug designation for EB potentially extends market exclusivity for seven years post FDA approval, regardless of patent expiration

32 Manufacturing Overview All formulated drug candidates and API designed to meet long-term requirements for clinical and commercial use API manufactured under cGMP by solid-phase peptide synthesis Three drug product formulations have been developed and being used in the clinic Fourth formulation under development

Preclinical studies show multiple key MOAs for Tβ4

Tissue Sites	Biological Activities	Mechanisms of Action
Dermis, Myocardium, Cornea	Promotes cell migration [1,2,4,6]	Regulates F- and G-actin
Dermis, Myocardium	Promotes angiogenesis and stem cell differentiation [2,5,7,11]	Unknown
Dermis	Accelerates collagen deposition and the production of laminin-5 [1,8]	Unknown
Myocardium, Cornea	Prevents apoptosis and promotes cell survival [7,9,12]	Up-regulates AkT survival kinase
Dermis, Myocardium, Cornea	Reduces inflammation [1,10]	Down-regulates inflammatory cytokines including NFκB

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